Exhibit 10.11

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made and entered into as of July 15, 2010 by APDN (B.V.I.) INC., a company organized under the laws of the British Virgin Islands (the “Debtor”) for the benefit of the individuals or entities listed on Schedule I hereto (the “Lenders”).

RECITALS:

A.           Applied DNA Sciences, Inc., a Delaware corporation (“Parent”), is indebted to the Lenders as evidenced by certain secured convertible promissory notes issued to the Lenders on January 29, 2009, February 27, 2009, March 30, 2009, June 22, 2009, June 30, 2009, August 21, 2009, September 30, 2009, October 14, 2009, January 7, 2010 and June 4, 2010 (the “Promissory Notes”).

B.            In order to secure its obligations under the Promissory Notes, the Parent has granted a security interest in all of the assets of the Parent to the Lenders.

C.            The Parent agreed that, in connection with the issuance of any debt in addition to the Promissory Notes, the Parent would grant a pari passu security interest to the Lenders in any collateral provided as security for such additional debt.

D.            In order to secure the obligations of the Parent under the Promissory Notes, the Debtor, a wholly-owned subsidiary of the Parent, agreed to grant to the Lenders a security interest in the Collateral (as hereinafter defined).

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Debtor agrees as follows:

1.             Definitions

1.1           All terms used in this Agreement and the recitals hereto which are defined in Articles 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Code”), and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

1.2           As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming the Debtor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).

“Copyrights” means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by the Debtor (including, without limitation, all copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Intellectual Property” means the Copyrights, Trademarks and Patents.
“Licenses” means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

“Lien” means any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights).

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming the Debtor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming the Debtor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by the Debtor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by the Debtor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of the Debtor relating to the distribution of products and services in connection with which any of such marks are used.

2.             Grant of Security Interest.  As security for the prompt payment and satisfaction all obligations of the Parent and Debtor at any time owing to the Lenders under the Promissory Notes, the Debtor hereby grants to the Lenders a continuing security interest in all of the personal property of the Debtor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (collectively, the “Collateral”), including, without limitation, the following:

a)	all Accounts;

b)	all Chattel Paper (whether tangible or electronic);

c)	the Commercial Tort Claims specified on Schedule III hereto;

d)
all Deposit Accounts, all cash and other property from time to time deposited therein and the monies and property in the possession or under the control of the Lenders or any affiliate, representative, agent or correspondent of the Lenders;

e)	all Documents;

f)	all Equipment;

g)	all Fixtures;

h)	all General Intangibles (including, without limitation, all Payment Intangibles);

i)	all Goods

j)	all Instruments (including, without limitation, Promissory Notes and each certificated Security);

k)	all Inventory;

l)	all Investment Property;

m)	all Copyrights, Patents and Trademarks, and all Licenses;

n)	all Letter-of-Credit Rights;

o)	all Supporting Obligations;

p)
all other tangible and intangible personal property of the Debtor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Debtor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by the Debtor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of the Debtor or any other Person from time to time acting for the Debtor to the extent of the Debtor’s rights therein, that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

q)	all Proceeds, including all cash Proceeds and non-cash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever the Debtor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

3.            Termination of Security Interest.  Upon the automatic conversion (or earlier payment) of the Promissory Notes, all of the Debtor’s obligations will be discharged, including the termination of the Lenders’ security interest in the Collateral.

4.            Other Issuances of Debt.  The Parent and Debtor may issue debt in addition to the Promissory Notes (including the convertible promissory notes issued pursuant to the Securities Purchase Agreement, dated as of even date herewith, by and among the Parent and the investors listed on the Schedule of Buyers attached thereto) that may be secured by a security interest in the Collateral, which would be pari passu to the security interest granted to the Lenders.

*     *     *

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IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Security Agreement as of the day and year first above written.

APDN (B.V.I.) INC.

By:
Name: Dr. James A. Hayward
Title: President and Chief Executive Officer

Schedule I

Schedule II

The following are owned by the Grantor:

PATENTS
Patents Issued
Patent Name	Patent No	Assignee of Record	Date Issued	Jurisdiction
Nucleic Acid as Marker for Product Anticounterfeiting and Identification	(570982/196181) 89108443	APDN (B.V.I.) Inc.	1/11/2004 – 3/16/2020 3/17/2000	Taiwan
Method of using ribonucleic acid as marker for product anti-counterfeit labeling	CN1324955 00107580.2	APDN (B.V.I.) Inc.	2/2/2005	China
EppenLocker (A Leakage Prevention Apparatus of Microcentrifuge)	529633 203050	APDN Inc.	4/21/2003- 3/9/2012 3/10/2000	Taiwan
Multiple Tube Structure for Multiple PCR in a Closed Container	519130 205554	APDN Inc.	1/21/2003- 6/19/2012 6/20/2000	Taiwan
A Device for Multiple Polymerase Chain Reactions In a Closed Container and a Method of Using Thereof	231311	APDN Inc.	4/21/2005- 6/12/2020 6/12/2000	Taiwan
A Method of marking solid or liquid substances with nucleic acid for anti-counterfeiting and authentication	7115301 (10/748,412)	APDN (B.V.I.) Inc.	10/3/2006	United States
A novel nucleic acid based steganography system and applications thereof	MY 135976-A	APDN (B.V.I.) Inc.	7/31/2008	Malaysia
	KR 20050025256 679484 (61387/2004)	APDN (B.V.I.) Inc.	3/14/2005 8/3/2005	Korea
Method for Mixing Ribonucleic Acid in Water Insoluble Media and Application Thereof	JP2004159502 3930794	Rixflex Holding Limited*	6/10/2004 8/31/2002	Japan
Method for Mixing Ribonucleic Acid in Water Insoluble Media and Application Thereof	EP1394544	APDN (B.V.I.) Inc.	3/3/2004	EU
Method of dissolving nucleic acid in water insoluble medium and its application	CN100349315C 03155949.2	APDN (B.V.I.) Inc.	11/7/2007 (8/27/2003)	China
A Nucleic Acid Based Steganography System and Application thereof	EP1568783	APDN (B.V.I.) Inc.	8/31/2005	EU
A Nucleic Acid Based Steganography System and Application Thereof	DE 602004007474.8	APDN (B.V.I.) Inc	4/24/2008	Germany
System and Method for authenticating multiple components associated with a particular product	WO2006127558 A2	APDN	11/30/2006	EU

Patents Pending
Patent Name	Publication No	Filed in Name of	Date Published	Jurisdiction
Method for Mixing Nucleic Acid in Water Insoluble Media and Application Thereof	20040058374 (10/645,602)	Rixflex Holdings Limited*	3/25/2004	United States
Novel nucleic acid based steganography system and application thereof	20050059059 (10/909,431)	Rixflex Holdings Limited*	3/17/2005	United States
Cryptic method of secret information carried in DNA molecule and it deencryption method	200506064 (921221490)	APDN (B.V.I.) Inc.	8/6/2003	Taiwan
A novel nucleic acid based steganography system and applications thereof	1-2004-00742	APDN (B.V.I.) Inc.	8/4/2004	Vietnam
A novel nucleic acid based steganography system and applications thereof	092819	APDN (B.V.I.) Inc. pending	8/4/2004	Thailand
A Method for encrypting and decrypting specific message by using nucleic acid molecules	JP2005055900 2004-225987	Rixflex Holdings Limited*	3/3/2005	Japan
	P-00200400374	APDN (B.V.I.) Inc	8/4/2004	Indonesia
Methods and Systems for the Generation of Plurality of Security Markers and the Detection Thereof	12/690,799	APDN (B.V.I.) Inc.	None	United States

Published Patent Applications
Patent Name	Patent Appl. No	Assignee of Record	Publication Date	Jurisdiction
System and Method for Marking Textiles with Nucleic Acids	publication # 20050112610 (10/825,968)	APDN (B.V.I.) Inc.	5/26/2005	United States
System and Method for Authenticating Multiple Components Associated with a Particular Good	20070048761 (11/437,265)	APDN (B.V.I.) Inc.	3/1/2007	United States

System and Method for Secure Document Printing and Detection	20090042191 (11/954,044)	APDN (B.V.I.) Inc.	2/12/2009	United States
System and Method for Authenticating Tablets	20090075261 (11/954,055)	APDN (B.V.I.) Inc.	3/19/2009	United States
System and Method for Authenticating Sports Identification Goods	20080293052 (11/954,051)	APDN (B.V.I.) Inc.	11/27/2008	United States
Optical Reporter Compositions	20080299667 (11/954,030)	APDN (B.V.I.) Inc.	12/4/2008	United States
Methods for Covalent Linking of Optical Reporters	20080312427 (11/954,009)	APDN (B.V.I.) Inc.	12/12/2008	United States
Method for Authenticating Articles with Optical Reporters	20080299559 (11/954,038)	APDN (B.V.I.) Inc.	12/4/2008	United States
Methods for Genetic Analysis of Textiles made of Gossypium Barbadense and Gossypium Hirsutum Cotton	Published by WIPO WO 2010/056642 12/269,737	APDN (B.V.I.) Inc.	05/20/2010.	United States
Methods for Genetic Analysis of Textiles made of Gossypium Barbadense and Gossypium Hirsutum Cotton	Published by WIPO WO 2010/056642 PCT/US09/63814	APDN (B.V.I.) Inc.	05/20/2010	WIPO
Methods for Genotyping Mature Cotton Fibers and Textiles	Published by WIPO WO 2010/056645 12/269,757	APDN (B.V.I.) Inc.	Published by WIPO 05/20/2010.	United States
Methods for Genotyping Mature Cotton Fibers and Textiles	Published by WIPO WO 2010/056645 PCT/US09/63818	APDN (B.V.I.) Inc.	05/20/2010	WIPO
Incorporating Water Soluble Security Markers into Cyanoacrylate Solutions	20090286250 (12/465,450)	APDN (B.V.I.) Inc.	11/19/2009	United States

The following are used by the Grantor:

TRADEMARKS
Registered	TM Reg #	Assignee of Record	Registered	Jurisdiction
APPLIED DNA	3489209	APDN	8/19/2008	United States
SIGNATURE	3482366	APDN	8/5/2008	United States
SIGNATURE	005419031	Apdn	10/26/2006	EU
SIGNATURE	1143760	APDN	10/27/2006	Australia
AZSURE	3698729	APDN	10/20/2009	United States
AZSURE	1022396	APDN	1109/2009	EU

Pending	TM Reg #	Assignee of Record	Filed	Jurisdiction
FIBERTYPING	77/488531	APDN	6/2/2008	United States
PIMATYPING	77/488647	APDN	6/2/2008	United States
BIOMATERIAL GENOTYPING	77/771522	APDN	6/30/2009	United States
FIBERTYPING	77/728499	APDN	05/04/2009	United States
PIMATYPING	77/728511	APDN	05/04/2009	United States

Schedule III

None.